SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 7, 2000

State Street Corporation
...........................................................................
(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
............................................	...................................	....................................
(State of Incorporation)	(Commission File Number)	(IRS Employer Identifica- tion Number)

225 Franklin Street, Boston, Massachusetts 02110
........................................................................................................
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (617) 786-3000

Item 5. Other Events.

      On December 7, 2000, Registrant announced that it has agreed to purchase a majority interest in Bel Air Investment Advisors, LLC, a Los Angeles-based independent investment management firm.

     The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Form of press release on acquisition dated December 7, 2000

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION
/s/Frederick P. Baughman
Name: Frederick P. Baughman
Title: Senior Vice President, Controller and Chief Accounting Officer

Date: December 7, 2000

EXHIBIT INDEX

Exhibit

     99.1 Form of press release on acquisition dated December 7, 2000